                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): June 12, 2006

                            GLOBALOPTIONS GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

           Nevada                   333-117495                   73-1703260
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(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                       Identification No.)

           75 Rockefeller Plaza, 27th Floor
                  New York, New York                              10019
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       (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (212) 445-6262

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          (Former name or former address, if changed since last report)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[ ]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 DFR
     240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement  communications  pursuant  to Rule  13e-4  (c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)) -

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On  June  12,  2006,  at  the  Annual   Meeting  of   Stockholders   of
GlobalOptions  Group,  Inc.  (the  "Company")  the  stockholders  of the Company approved the adoption of the 2006 Stock Option Plan (the "Plan"),  as previously approved by the board of directors.  The Plan provides for the issuance of up to
8,500,000 shares of the Company's common stock to directors, officers, employees and consultants of the Company and its  subsidiaries.  The Plan provides for the grant of incentive  stock options as permitted under Section 422 of the Internal
Revenue Code and for the grant of  non-qualified  stock  options.  The Plan will terminate by its terms on June 11, 2016.

         A copy of the Plan is filed as Exhibit 10.1 hereto to and  incorporated herein by reference.

ITEM 3.02.    UNREGISTERED SALES OF EQUITY SECURITIES.

         On June 12, 2006, the Company granted options exercisable for 1,000,000 and 500,000 shares of its common stock to Harvey  Schiller and Jeffrey  Nyweide, respectively, in connection with their appointments as principal officers. These options vest and become  exercisable in three equal  installments on each of the first three  anniversaries of the grant date. In addition,  options  exercisable for an aggregate of 340,000  shares of its common  stock,  50% of which vest and become  exercisable  at June 30,  2006 and the  remainder  which vest and become exercisable in equal  installments  at September 30, 2006 and December 31, 2006, were granted to the directors of the Company. No cash consideration was received by the Company in  connection  with these  option  grants.  The options  have an exercise  price of $2.20 per share,  the closing price of the  Company's  common stock on the date of grant.

         Such  options  were issued in a  transaction  exempt from  registration under the Securities Act of 1933, as amended (the  "Securities  Act"), by reason of Section 4(2) and/or Regulation D of the Securities Act.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         At the  Annual  Meeting  of  Stockholders  held on June  12,  2006,  in addition to approving the Plan described under Item 1.01 above, the stockholders elected the  following  five (5) persons to the  Company's  board of  directors:
Harvey Schiller, Daniel Burstein, Ronald Starr, Per-Olof Loof and John Bujouves.

         The board of  directors  subsequently  appointed  Harvey  Schiller  and
Jeffrey Nyweide as Chairman and Chief Executive Officer of the Company and Chief
Financial Officer, Executive Vice President-Corporate  Development and Secretary
of the Company, respectively.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

         (d) EXHIBITS.

         The exhibits listed in the following Exhibit Index are filed as part of this Report.

           EXHIBIT NO.                                        DESCRIPTION
           ----------                                         -----------
             10.1                                        2006 Stock Option Plan.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 15, 2006                  GLOBALOPTIONS GROUP, INC.

                                      By: /s/ Harvey W. Schiller
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                                          Harvey W. Schiller, Ph.D.
                                          Chairman and Chief Executive Officer